Exhibit 10.24

CONFIDENTIAL

June 4, 2021

Craig Demarest

5979 Vicksburg St.

New Orleans, Louisiana 70124

Re:	Employment Agreement, by and between Crown Crafts, Inc. (the “Company”) and Craig Demarest, dated as of February 22, 2021 (“Employment Agreement”); Terms used in this letter agreement and not defined herein the meanings ascribed to them in the Employment Agreement.

Mr. Demarest:

This letter agreement is intended to correct a scrivener’s error in Section 3(a) of the Employment Agreement (“Section 3(a)”). You and the Company acknowledge and agree that, at the time the Employment Agreement was executed, the reference to “March 1, 2022” in Section 3(a) should have been a reference to “March 1, 2021”. Accordingly, you and the Company further acknowledge and agree that Section 3(a) is hereby corrected and modified to replace the “March 1, 2022” reference in such section with “March 1, 2021”.

Except to the extent modified hereby, the Employment Agreement remains in full force and effect. Please confirm the foregoing by signing and returning to the undersigned a copy of this letter agreement.

Very truly yours,

CROWN CRAFTS, INC.

By:	/s/ Olivia W. Elliott
Olivia W. Elliott,
President and Chief Operating Officer

ACKNOWLEDGED AND AGREED TO:

/s/ Craig Demarest

CRAIG DEMAREST